UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 20, 2004 (September 16, 2004)
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Charter, State of Incorporation, Address of Principal Executive Office and Telephone Number	IRS Employer Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-264766
2-26983	THE PEOPLES GAS LIGHT AND COKE COMPANY	36-1613900
2-35965	NORTH SHORE GAS COMPANY	36-1558720

(Illinois Corporations)

130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On July 16, 2004, Peoples Energy Corporation ("Peoples Energy") announced that it would undertake a management restructuring of its gas distribution and wholesale gas and electric subsidiaries and that it would offer most non-union employees a voluntary severance package to complement the restructuring. These events were previously reported in a Form 8-K filed with the SEC on July 16, 2004. The objectives of the restructuring are to enhance operating efficiency and customer service and help protect utility customers from the impact of rising operating costs, while maintaining solid financial results for the Company's shareholders. The restructuring resulted in the elimination of approximately 110 salaried positions, or about 10 percent of the Company's non-union workforce at its two gas distribution utilities and in its corporate support areas. Overall, about 300 employees accepted the voluntary severance offer that accompanied the restructuring. As a result of the reduction in permanent positions and the timing of replacing open positions, the Company expects to reduce labor-related costs by approximately $15 million in fiscal 2005, higher than previous estimates.

The Company has determined that as a result of severance payments to be made pursuant to the voluntary severance program and the restructuring, a charge of approximately $17 million, or $0.27 per share, will be recognized in the fourth quarter of fiscal year 2004 for the Company and its subsidiaries on a consolidated basis. In addition, a non-cash pension settlement and curtailment charge of approximately $14 million, or $0.22 per share, will be recognized in the first quarter of fiscal 2005.

Based upon preliminary estimates of the portion of the restructuring expense to be borne by the Company's utility subsidiaries, The Peoples Gas Light and Coke Company will recognize an approximately $15 million charge in the fourth quarter of fiscal year 2004 as a result of severance payments and approximately $12 million for the non-cash pension settlement and curtailment charge in the first quarter of fiscal year 2005. For North Shore Gas Company the fourth quarter severance and first quarter pension settlement and curtailment charges are expected to be approximately $2 million and $1 million, respectively.

Item 7.01 Regulation FD Disclosure

Peoples Energy issued a press release discussing the results of its management restructuring, updating its earnings estimate for fiscal year 2004, and providing an earnings outlook for fiscal year 2005.

In addition, Peoples Energy will give presentations to securities analysts in New York on September 20, 2004 and in Boston on September 21, 2004. At these presentations, the Company will disclose, among other things, its updated earnings estimate for fiscal year 2004 and an earnings outlook for fiscal year 2005. A live webcast of the analyst presentation on September 20, 2004 at 11:30 a.m. Central time (12:30 p.m. Eastern time) will be available to the public. The public can also listen to the webcast in replay by visiting the "Investors" section of the Peoples Energy website at www.PeoplesEnergy.com and select the Live Webcast icon on the Corporate Overview page.

A copy of the press release issued on September 20, 2004 is attached as Exhibit 99.1.

A copy of the slides to be provided at the presentations to analysts is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c) The following are furnished as exhibits to this Form 8-K.

Exhibit
Number	Description

99.1	Press release dated September 20, 2004
99.2	Information disclosed at securities analyst presentations on September 20, 2004 and September 21, 2004.

Forward-Looking Information. This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as management's outlook for earnings and capital expenditures for fiscal year 2004 and 2005 and estimates of the costs and savings resulting from the Company's strategic restructuring. Generally, the words "may," "could," "project," "believe," "anticipate," "estimate," "plan," "forecast," "will be," and similar words identify forward-looking statements. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: adverse decisions in proceedings before the Illinois Commerce Commission concerning the prudence review of the utility subsidiaries' gas purchases; the effects of the Company's strategic restructuring; the future health of the United States and Illinois economies; the timing and extent of changes in interest rates and energy commodity prices, including but not limited to the effect of gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, interest expense and earnings from the Oil and Gas Production segment; adverse resolution of material litigation; effectiveness of the Company's risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the United States, Illinois and other states where the Company does business; changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; the Company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time; operational factors affecting the Company's Gas Distribution, Power Generation and Oil and Gas Production segments; Aquila Inc.'s financial ability to perform under its power sales agreements with Elwood Energy LLC; drilling risks and the inherent uncertainty of oil and gas reserve estimates; weather related energy demand; and terrorist activities. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's most recent Form 10-K filed with the SEC under Item 1 - Business and Item 7 - Management's Discussion and Analysis, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements included in this Current Report on Form 8-K are based upon information presently available, and Peoples Energy, The Peoples Gas Light and Coke Company and North Shore Gas Company assume no obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

September 20, 2004	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer

THE PEOPLES GAS LIGHT AND COKE COMPANY
(Registrant)

September 20, 2004	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer

NORTH SHORE GAS COMPANY
(Registrant)

September 20, 2004	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer

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